UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 5, 2020

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street - Suite 520
Minneapolis, Minnesota 55435
(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐.

Item 8.01	Other Events.

On October 5, 2020, Apogee Enterprises, Inc. (the “Company”) provided the following business updates:

Share repurchases

The Company intends to reinstate its previously authorized share repurchase program, pursuant to which the Company has remaining authority to repurchase up to 2,063,596 shares (the “Share Repurchase Program”). Repurchases under the Share Repurchase Program were temporarily suspended in April 2020 due to economic uncertainty stemming from the COVID-19 pandemic. The timing and pace of the Company’s repurchase activity under the Share Repurchase Program, if any, will depend on a number of factors, including the amount of cash generated by the Company’s operations, the Company’s liquidity and capital requirements, the Company’s potential alternative uses of capital and the Company’s stock price. The timing and amount of the Company’s repurchases, if any, will also be subject to management’s evaluation of market conditions, applicable legal requirements and other factors. The Company may initiate, suspend or discontinue purchases under the Share Repurchase Program at any time and without prior notice.

Cost reductions

After the end of the second quarter of fiscal 2021, the Company completed an assessment of certain opportunities to reduce selling, general, and administrative (SG&A) expenses, identifying near-term and long-term actions, with the goals of reducing SG&A costs and improving productivity across the Company. The Company has preliminarily determined that expected cost savings, on an annual run-rate basis, of such opportunities should be at least $10 to 20 million by the end of fiscal 2023. The costs to implement such opportunities are likely to be recognized during the latter part of the fourth quarter of fiscal 2021 and during fiscal 2022. These SG&A reduction opportunities are in addition to the cost savings actions, of $40 million on an annualized basis, referenced in the Company’s second quarter earnings release, dated September 17, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Meghan M. Elliott
Meghan M. Elliott
Vice President, General Counsel and Secretary

Date: October 5, 2020